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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                   FORM 8-K/A

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 15, 2001


                         COMMISSION FILE NUMBER: 0-26762

                          PEDIATRIX MEDICAL GROUP, INC.
             (Exact name of registrant as specified in its charter)


                                     FLORIDA
                          (State or other jurisdiction
                        of incorporation or organization)


                                   65-0271219
                      (I.R.S. employer identification no.)


                              1301 CONCORD TERRACE
                           SUNRISE, FLORIDA 33323-2825
                         (Address of principal executive
                          offices, including zip code)


                                 (954) 384-0175
              (Registrant's telephone number, including area code)



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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

                  This Form 8-K/A amends the current report on Form 8-K of Pediatrix Medical Group, Inc. ("Pediatrix" or the "Registrant") filed May 25, 2001 to include in Item 7(a) unaudited financial statements of Magella Healthcare Corporation ("Magella") as of and for the three months ended March 31, 2001, and in Item 7(b) pro forma financial information as of and for the three months ended March 31, 2001 with respect to the merger completed on May 15, 2001 among Pediatrix, Infant Acquisition Corp. and Magella. A description of the merger is contained in Pediatrix's proxy statement/prospectus dated April 12, 2001.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)      FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

                  The unaudited condensed consolidated balance sheet of Magella as of March 31, 2001, unaudited condensed consolidated statements of income of Magella for the three months ended March 31, 2000 and 2001, the unaudited condensed consolidated statements of cash flows of Magella for the three months ended March 31, 2000 and 2001, and the accompanying notes, are filed as Exhibit
99.1 to this current report on Form 8-K/A and are incorporated herein by reference.

(b)      PRO FORMA FINANCIAL INFORMATION.

                  The unaudited pro forma condensed combined balance sheet of Pediatrix and Magella as of March 31, 2001, the unaudited pro forma condensed combined consolidated statement of income of Pediatrix and Magella for the three months ended March 31, 2001, and the accompanying notes, are filed as Exhibit
99.2 to this current report on Form 8-K/A and are incorporated herein by reference.

(c)      EXHIBITS.

                  See Exhibit Index.




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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         Pediatrix Medical Group, Inc.

            Date: July 27, 2001          By: /s/ KARL B. WAGNER
                                            --------------------------------
                                         Name:    Karl B. Wagner
                                         Title:   Chief Financial Officer




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                                  EXHIBIT INDEX


2.1 Agreement and Plan of Merger dated as of February 14, 2001, among Pediatrix Medical Group, Inc., Infant Acquisition Corp. and Magella Healthcare Corporation (incorporated by reference to Annex A of Pediatrix's Registration Statement on Form S-4, as amended (Registration No. 333-57164)).

99.1 Unaudited condensed consolidated balance sheet of Magella Healthcare Corporation as of March 31, 2001, unaudited condensed consolidated statements of income of Magella Healthcare Corporation for the three months ended March 31, 2000 and 2001, unaudited condensed consolidated statements of cash flows of Magella Healthcare Corporation for the three months ended March 31, 2000 and 2001, and accompanying notes (filed herewith).

99.2 Unaudited pro forma condensed combined balance sheet of Pediatrix Medical Group, Inc. and Magella Healthcare Corporation as of March 31, 2001, unaudited pro forma condensed combined consolidated statement of income of Pediatrix Medical Group, Inc. and Magella Healthcare Corporation for the three months ended March 31, 2001, and accompanying notes (filed herewith).